                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE


                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)

                100 Wall Street, New York, NY                 10005
           (Address of principal executive offices)        (Zip Code)

                            FOR INFORMATION, CONTACT:
                       Patrick J. Crowley, Vice President
                      U.S. Bank Trust National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2505


MERISTAR HOSPITALITY OPERATING                MERISTAR HOSPITALITY FINANCE CORP.
      PARTNERSHIP, L.P.
 (Exact name of Registrant as                   (Exact name of Registrant as
  specified in its charter)                       specified in its charter)

           DELAWARE                                       DELAWARE
(State or other jurisdiction of                (State or other jurisdiction of
 incorporation or organization)                 incorporation or organization)

          75-2648837                                     52-2321015
(IRS Employer Identification No.)             (IRS Employer Identification No.)
  1010 WISCONSIN AVENUE, N.W.                    1010 WISCONSIN AVENUE, N.W.
    WASHINGTON, D.C. 20007                         WASHINGTON, D.C. 20007
        (202) 965-4455                                 (202) 965-4455

                                              (Address, including zip code, and
(Address, including zip code, and             telephone number, including area
telephone number, including area              code, of Registrant's executive
code, of Registrant's principal               offices)
principal executive offices)

             SEE NEXT TWO PAGES FOR TABLE OF ADDITIONAL REGISTRANTS



           _________________________________________________________

                          Senior Notes and Guarantees

                         TABLE OF ADDITIONAL REGISTRANTS

                                                  JURISDICTION OF
 EXACT NAME OF GUARANTOR REGISTRANT AS             INCORPORATION/                I.R.S. EMPLOYEE
         SPECIFIED IN ITS CHARTER                    FORMATION                  IDENTIFICATION NO.
--------------------------------------            ---------------               ------------------
MeriStar Hospitality Corporation                      Maryland                      75-2648842

MeriStar Acquisition Company, L.L.C.                  Delaware                      52-2132724

AGH PSS I, Inc.                                       Delaware                      52-2157232

AGH UPREIT LLC                                        Delaware                      75-2656872

CapStar Houston SW Partners, L.P.                     Delaware                      76-0517194

CapStar Medallion Houston Partners, L.P.              Delaware                      76-0548501

CapStar Medallion Dallas Partners, L.P.               Delaware                      75-2725881

CapStar Medallion Austin Partners, L.P.               Delaware                      74-2852380

CapStar Midland Partners, L.P.                        Delaware                      75-2725879

CapStar Dallas Partners, L.P.                         Delaware                      75-2694056

CapStar Mockingbird Partners, L.P.                    Delaware                      75-2694059

EquiStar Schaumburg Company, L.L.C.                   Delaware                      36-4021251

EquiStar Bellevue Company, L.L.C.                     Delaware                      91-1689447

EquiStar Cleveland Company, L.L.C.                    Delaware                      34-1808020

EquiStar Latham Company, L.L.C.                       Delaware                      52-1964079

EquiStar Virginia Company, L.L.C.                     Delaware                      54-1823125

EquiStar Ballston Company, L.L.C.                     Delaware                      54-1807527

EquiStar Salt Lake Company, L.L.C.                    Delaware                      87-0553144

EquiStar Atlanta GP Company, L.L.C.                   Delaware                      52-1964084

EquiStar Atlanta LP Company, L.L.C.                   Delaware                      52-1964081

CapStar Washington Company, L.L.C.                    Delaware                      52-1999173

CapStar C.S. Company, L.L.C.                          Delaware                      84-1360788

CapStar San Pedro Company, L.L.C.                     Delaware                      33-0727945

CapStar Louisville Company, L.L.C.                    Delaware                      31-1566303

CapStar Lexington Company, L.L.C.                     Delaware                      52-2050953

CapStar Oklahoma City Company, L.L.C.                 Delaware                      73-1526587

CapStar Cherry Hill Company, L.L.C.                   Delaware                      52-2018013

CapStar Frazer Company, L.L.C.                        Delaware                      23-2895342

CapStar KC Company, L.L.C.                            Delaware                      43-1760635

CapStar National Airport Company, L.L.C.              Delaware                      54-1854024

CapStar Georgetown Company, L.L.C.                    Delaware                      52-2039522

CapStar Jekyll Company, L.L.C.                        Delaware                      58-2326478

CapStar Detroit Airport Company, L.L.C.               Delaware                      38-3370983

CapStar Tucson Company, L.L.C.                        Delaware                      86-0892459

CapStar Mesa Company, L.L.C.                          Delaware                      91-1867278

CapStar Morristown Company, L.L.C.                    Delaware                      22-3542416

CapStar Indianapolis Company, L.L.C.                  Delaware                      35-2008353

CapStar Chicago Company, L.L.C.                       Delaware                      52-2052623

CapStar Windsor Locks Company, L.L.C.                 Delaware                      52-2061475

CapStar Hartford Company, L.L.C.                      Delaware                      52-2088410

CapStar Cross Keys Company, L.L.C.                    Delaware                      52-2077796

CapStar Columbia Company, L.L.C.                      Delaware                      52-2077797

CapStar Roland Park Company, L.L.C.                   Delaware                      52-2086427

CapStar Forrestal Company, L.L.C.                     Delaware                      52-2089189

MeriStar Santa Barbara, L.P.                          Delaware                      77-0440856

                                                  JURISDICTION OF
 EXACT NAME OF GUARANTOR REGISTRANT AS             INCORPORATION/                I.R.S. EMPLOYEE
         SPECIFIED IN ITS CHARTER                    FORMATION                  IDENTIFICATION NO.
--------------------------------------            ---------------               ------------------
MeriStar LAJV, L.P.                                   Delaware                      94-3288332

MeriStar Cathedral City, L.P.                         Delaware                      33-0751707

MeriStar Sanibel Inn Company, L.L.C.                  Delaware                      65-0872699

MeriStar Sundial Beach Company, L.L.C.                Delaware                      65-0873007

MeriStar Safety Harbor Company, L.L.C.                Delaware                      59-3540019

MeriStar Seaside Inn Company, L.L.C.                  Delaware                      65-0872703

MeriStar Plantation Shopping Center                   Delaware                      65-0872703
   Company, L.L.C.

MeriStar Song of the Sea Company, L.L.C.              Delaware                      65-0872700

MeriStar Shirley's Parcel Company, L.L.C.             Delaware                      65-0872206

MeriStar Sanibel Golf Company, L.L.C.                 Delaware                      65-0872699

MeriStar Marco Island Company, L.L.C.                 Delaware                      59-3540022

MeriStar SS Plantation Company, L.L.C.                Delaware                      65-0873008

MeriStar Hotel (Calgary Airport) LLC                  Delaware                      GST 88511 9826
                                                                                    RT0001

MeriStar Hotel (Vancouver) LLC                        Delaware                      88511 7622
                                                                                    GST 88511 7622
                                                                                    RT0001

MeriStar Hotel (Surrey) LLC                           Delaware                      88511 0627
                                                                                    GST 88511 0627
                                                                                    RT0001

MeriStar Hotel (Burnaby) LLC                          Delaware                      88511 3621
                                                                                    GST 88511
                                                                                    3621
                                                                                    RT0001

AGH 75 Arlington Heights LLC                          Delaware                      75-2692575

75 Arlington Heights Limited                          Delaware                      36-4138496
   Partnership, L.P.

BCHI Acquisition, L.L.C.                              Delaware                      75-2717284

MDV Limited Partnership                               Texas                         75-2547035

183 Hotel Associates, Ltd.                            Texas                         75-2613712

Lake Buena Vista Partners, Ltd.                       Florida                       59-3272431

Durham I-85 Limited Partnership                       Delaware                      56-1959721

Cocoa Beach Hotels, Ltd.                              Florida                       59-2412469

MeriStar Hotel Lessee, Inc.                           Delaware                      52-2275057

Hotel Columbia Company                                Maryland                      52-2290279

MeriStar LP, Inc.                                     Nevada                        52-2101842

3100 Glendale Joint Venture                           Ohio                          75-2660903

Item 1.     GENERAL INFORMATION.

      Furnish the following information as to the trustee - -

      (a) Name and address of each examining or supervising authority to which it is subject.

                        Name                                Address
                        ----                                -------
                  Comptroller of the Currency               Washington, D. C.

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

Item  2.    AFFILIATIONS WITH THE OBLIGOR.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

            None.

Item 16.    LIST OF EXHIBITS.

      Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 022-22485.

      Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 022-22485.

      Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 022-22485.

      Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 022-22485.

      Exhibit 5.        Not applicable.

      Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 022-22485.

      Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on December 31, 2000, published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8.        Not applicable.

      Exhibit 9.        Not applicable.





                                    SIGNATURE


            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of July, 2001.

                                          U.S. BANK TRUST
                                        NATIONAL ASSOCIATION



                                    By:  /s/ Patrick J. Crowley
                                         ----------------------
                                            Patrick J. Crowley
                                            Vice President

                                                                       Exhibit 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/2001

                                    ($000'S)

                                                                      3/31/2001
                                                                      ---------
ASSETS
   Cash and Due From Depository Institutions                          $  59,931
   Federal Reserve Stock                                                      0
   Fixed Assets                                                             524
   Intangible Assets                                                     54,029
   Other Assets                                                          12,262
                                                                      ---------
      TOTAL ASSETS                                                    $ 126,746


LIABILITIES
   Other Liabilities                                                  $  10,993
                                                                      ---------
   TOTAL LIABILITIES                                                  $  10,993

EQUITY
   Common and Preferred Stock                                         $   1,000
   Surplus                                                              120,932
   Undivided Profits                                                     (6,179)
                                                                      ---------
      TOTAL EQUITY CAPITAL                                            $ 115,753

TOTAL LIABILITIES AND EQUITY CAPITAL                                  $ 125,746



To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By:    /s/  Patrick J. Crowley
       ------------------------
       Vice President

Date:  July 24, 2001